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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report relating to Tech Squared Inc. and Subsidiaries dated February 19, 1999 included in Virtual Technology Corporation's Form 8-K/A filed on March 1, 2000 and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
July 28, 2000